Unaudited Pro Forma Consolidated Financial Statements
(Introductory Note)

The unaudited pro forma consolidated balance sheet as of December 31, 2013, and the unaudited pro forma consolidated statement of operations for the year ended December 31, 2013, give effect to transactions by Ekso Bionics, Inc. (“Ekso Bionics”) and Ekso Bionics Holdings, Inc. (formerly known as PN Med Group, Inc.) (“Holdings”) occurring in connection with the Merger and include (a) the recapitalization of Holdings and spin-off of pre-Merger assets and liabilities, and conversion of Ekso Bionics common and preferred stock and warrants into Holdings common stock and warrants to purchase Holdings common stock, (c) the private placement of securities including conversion of the 2013 Bridge Notes, and (d) the repayment of the senior secured note, all of which occurred on January 15, 2014, and are based on the historical financial statements of Ekso Bionics, as if those transactions occurred on December 31, 2013 for purposes of the pro forma consolidated balance sheet, and on the first day of the respective period for purposes of the pro forma consolidated statement of operations. These pro forma financial statements are also prepared adopting the Ekso Bionics’ year end of December 31.

The unaudited pro forma consolidated financial information is presented for illustrative purposes only and does not purport to represent what Ekso Bionics’ actual results of operations or financial position would have been had the transactions actually been completed on or at the beginning of the indicated periods, and is not indicative of future results of operations or financial condition.

The historical financial information of Holdings for the year ended December 31, 2013 has been derived from the unaudited financial statements for various periods from January 30, 2012 (inception) to December 31, 2013. The unaudited pro forma consolidated financial information should be read in conjunction with the Company's audited and unaudited consolidated financial statements and notes thereto. The pro forma adjustments are based upon available information and assumptions that management believes are reasonable.

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Ekso Bionics, Inc. and Subsidiary

Pro Forma Consolidated Balance Sheet

Year ended December 31, 2013

(unaudited)

	Ekso Bionics	Holdings		Total Pro Forma Adjustments	As Adjusted
Assets
Current Assets
Cash	$805,306	$78	(b)	$(78)	$19,907,895
			(c)	21,781,335
			(d)	(2,678,746)
Accounts receivable	549,469	—		—	549,469
Inventories, net	725,096	—		—	725,096
Prepaid expenses and other current assets	1,123,332	—	(c)	(70,801)	1,052,531
Total Current Assets	3,203,203	78		19,031,710	22,234,991

Property and equipment, net	1,575,286	—		—	1,575,286
Deferred costs of revenue, non-current	803,298	—		—	803,298
Security deposits	54,390	—		—	54,390
Capitalized security issuance costs	947,760	—	(c)	(947,760)	—
Total assets	$6,583,937	$78		$18,083,950	$24,667,965

Liabilities, Convertible Preferred Stock and Stockholders' Deficit
Current Liabilities
Notes payable, current portion	$1,638,505	$—	(d)	$(1,599,841)	$38,664
Convertible debt	5,062,417	—	(c)	(5,062,417)	—
Accounts payable	1,498,680	4,170	(b)	(4,170)	1,178,077
			(c)	(320,603)
Accrued liabilities	1,430,799	11,619	(b)	(11,619)	1,430,799
			(d)	—
Customer advances and deferred revenue	2,419,226	—		—	2,419,226
Convertible debt	—	—		—	—
Liability due to early stock option exercise	5,293	—		—	5,293
Total current liabilities	12,054,920	15,789		(6,998,650)	5,072,059

Non-current liabilities
Customer advances and deferred revenues	2,209,111	—		—	2,209,111
Notes payable, less current portion	866,950	—	(d)	(744,462)	122,488
Warrant liability	377,747	—	(a)	(281,987)	—
		—	(d)	(95,760)	—
Deferred rent	123,709	—		—	123,709
Debt issuance costs	—	—		—	—
Total liabilities	$15,632,437	$15,789		$(8,120,859)	$7,527,367

Convertible preferred stock	27,324,208	—	(c)	(27,324,208)	—

Stockholders' deficit:
Common stock	10,025	6,350	(b)	31,521	78,446
			(c)	30,300
			(e)	250
Additional paid-in capital	1,648,886	25,650	(a)	27,606,195	55,428,214
			(b)	(63,521)
			(c)	26,115,494
			(d)	95,760
			(e)	(250)
Accumulated deficit	(38,031,619)	(47,711)	(b)	47,711	(38,366,063)
			(d)	(334,444)
Total stockholders' equity (deficit)	(36,372,708)	(15,711)		53,529,017	17,140,598
Total liabilities, convertible preferred stock and stockholders' deficit	$6,583,937	$78		$18,083,950	$24,667,965

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Ekso Bionics, Inc. and Subsidiary

Pro Forma Consolidated Statements of Operations

Year ended December 31, 2013

(unaudited)

	Ekso Bionics	Holdings		Total Pro Forma Adjustments	As Adjusted
Revenue	$3,301,944	—		—	$3,301,944
Cost of revenue	(2,714,634)	—		—	(2,714,634)
Gross profit	587,310	—		—	587,310

Operating Expenses
General and administrative	3,913,047	35,130	(f)	(35,130)	3,967,215
			(g)	54,168	—
Research and development	2,677,310	—	(g)	22,547	2,699,857
Sales and marketing	4,291,282	—	(g)	107,235	4,398,517
Total operating expenses	10,881,639	35,130		148,820	11,065,589

Loss from operations	(10,294,329)	(35,130)		(148,820)	(10,478,279)

Other income (expense):
Interest income	5,225	—		—	5,225
Interest expense	(1,726,455)	—	(h)	62,417	(1,664,038)
Non-cash gain on changes in fair value of warrants	186,075	—		—	186,075
Other expense, net	(57,890)	—		—	(57,890)
	(1,593,045)	—		62,417	(1,530,628)

Net loss before provision for income taxes	(11,887,374)	(35,130)		(86,403)	(12,008,907)
Provision for income taxes	—	—		—	—
Net loss	$(11,887,374)	$(35,130)		(86,403)	$(12,008,907)

Earnings per share:
Basic shares assumed outstanding			(i)		78,445,924
Pro forma net loss per share			(i)		$(0.153)

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Ekso Bionics Holdings, Inc. (f.k.a. PN Med Group Inc.), and

Ekso Bionics, Inc.

Notes to Proforma Condensed Combined Financial Statements

(Unaudited)

Note 1 - INTRODUCTION

The Merger, Offering and Other Related Transactions

In January and February 2014, Ekso Bionics entered into and executed several contemporaneous and related transactions (together, the “Transaction”), as described below.

Merger

Ekso Bionics Holdings, Inc. (formerly known as PN Med Group, Inc.) (“Holdings”) was incorporated in the State of Nevada on January 30, 2012, as a distributor of medical supplies and equipment to municipalities, hospitals, pharmacies, care centers, and clinics in Chile. Holdings was a “shell company” as defined in Rule 12b-2 of the Exchange Act. Holdings’ fiscal year end was previously March 31 but has been changed to December 31 in connection with the Merger as discussed below.

Ekso Bionics, Inc. (“Ekso Bionics”) was incorporated in the State of Delaware on January 19, 2005 and is a leading developer and manufacturer of bionic exoskeletons where it has pioneered the field of robotic exoskeletons to augment human strength, endurance and mobility.

On January 15, 2014, Holdings and a newly formed wholly-owned subsidiary of Holdings, Ekso Acquisition Corp. (“Acquisition Sub”) entered into an Agreement and Plan of Merger and Reorganization (the “Merger”) with Ekso Bionics. Under the Merger agreement, Acquisition Sub merged with and into Ekso Bionics, with Ekso Bionics remaining as the surviving corporation and with the shareholders of Ekso Bionics exchanging all of their common stock, preferred stock and warrants issued and outstanding immediately prior to the closing of the Merger into an aggregate of 42,615,556 shares of Holdings’ common stock and 621,363 warrants to purchase common stock. These shares are in addition to 5,280,368 outstanding shares of Holdings common stock held by pre-merger PN Med Group, Inc. shareholders.

Upon the closing of the Merger, under the terms of a split-off agreement and a general release agreement, Holdings transferred all of its pre-Merger operating assets and liabilities to a newly formed wholly-owned special-purpose subsidiary (“Split-Off Subsidiary”), and transferred all of the outstanding shares of capital stock of Split-Off Subsidiary to the pre-Merger majority stockholders of Holdings and the former officers and director of Holdings (the “Split-Off”), in consideration of and in exchange for (i) the surrender and cancellation of an aggregate of all shares of Holdings’ common stock held by such stockholders (which will be cancelled and will resume the status of authorized but unissued shares of our common stock) and (ii) certain representations, covenants and indemnities.

Holdings’ Articles of Incorporation were amended prior to the Merger to authorize the issuance of 500,000,000 shares of common stock and 10,000,000 shares of “blank check” preferred stock.

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Ekso Bionics, as the accounting acquirer, will record the Merger as the acquisition of Holdings, accompanied by a recapitalization, as the sellers of Ekso Bionics effectively control the combined companies immediately following the transaction. As such, Ekso Bionics is deemed to be the accounting acquirer in the transaction and, consequently, the transaction is being treated as a reverse acquisition.  Accordingly, the assets and liabilities and the historical operations that will be reflected in Holdings’ ongoing financial statements will be those of Ekso Bionics and will be recorded at the historical cost basis of Ekso Bionics.   Holdings’ historical capital accounts and retained earnings will be retroactively adjusted to reflect the split-off of assets and liabilities, and the equivalent number of shares issued by it in the Transaction while Ekso Bionics’ historical accumulated deficit will be carried forward.

In accordance with “reverse merger” accounting treatment, Holdings’ historical financial statements as of period end, and for periods ended, prior to the Merger will be replaced with the historical financial statements of Ekso Bionics prior to the Merger in all future filings with the SEC. This accounting is identical to that resulting from a reverse merger, except that no goodwill or other intangible assets are recorded. Merger costs (consisting of legal, accounting and other professional fees) have been reflected as a reduction of PPO proceeds in the pro forma financial statements. The Merger is intended to be treated as a tax-free exchange under Section 368(a) of the Internal Revenue Code of 1986, as amended.

Private Placement Offering

During January and February, 2014, in contemplation of the Merger, Holdings completed a private placement (the “PPO”) for 30,300,000 Units at a purchase price of $1.00 per Unit, each Unit consisting of one share of the common stock and a warrant to purchase one share of common stock at an exercise price of $2.00 per share and a term of five years (the “PPO Warrants”) for a total of $25,300,000 in cash proceeds and the conversion of the 2013 Bridge Note payable into 5,000,000 Units of securities (each Unit consisting of one share of the common stock and a PPO Warrant) and also a warrant to purchase 2,500,000 shares of common stock (“Bridge Warrants”); the 2013 Bridge Note financing is discussed below.

In January 2014, 250,000 shares of Holdings’ common stock were issued to an adviser to Ekso Bionics in connection with the Merger.

2013 Bridge Note Financing

In November 2013, Ekso completed a private placement to accredited investors of $5,000,000 of its senior subordinated secured convertible notes (the “2013 Bridge Notes”). Stated interest on the 2013 Bridge Notes was 10% per annum payable on July 15, 2014, subject to earlier conversion as described below. Interest on the 2013 Bridge Notes was payable at maturity; provided that if the 2013 Bridge Notes are converted as described below, accrued interest would be forgiven.

Upon the closing of the Merger and the PPO, the outstanding principal amount of the 2013 Bridge Notes was automatically converted into Units of the securities (as described above) at a conversion price of $1.00 per Unit, and investors in the 2013 Bridge Notes received a warrant to purchase a number of shares of common stock equal to 50% of the number of shares of common stock contained in the Units into which the 2013 Bridge Notes were converted (equal to an aggregate of warrants to purchase 2,500,000 shares of common stock), at an exercise price of $1.00 per share for a term of three years (the “Bridge Warrants”).

Other Warrants

In addition to the PPO Warrants and Bridge Warrants discussed above, warrants to purchase 3,030,000 shares of common stock were issued to certain placement agents for services in connection with the PPO. Warrants to purchase 225,000 shares of common stock were also issued to a prior lender in connection with the Merger who provided an accommodation.

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Stock Options to Directors, Officers and Employees

Director, officer and employee options to purchase shares of Ekso Bionics’ common stock issued and outstanding immediately prior to the closing of the Merger converted into like options to purchase equivalent shares of Holdings common stock. It is assumed that the conversion of options does not give rise to any gain or loss for financial reporting purposes, and therefore, there is no accounting consequence reflected in these pro forma financial statements.

Director options to purchase 450,000 shares of common stock and officer and employee options to purchase 1,850,000 shares of common stock were issued in connection with the Merger. The options have an exercise price of $1.00 per share exercisable over a term of 48 months, with 25% of the shares becoming exercisable on the first anniversary of the date of grant and with 1/48 of the shares becoming exercisable monthly thereafter.

Note 2 – PRO FORMA PRESENTATION

General

The unaudited pro forma consolidated balance sheet as of December 31, 2013, and the unaudited pro forma consolidated statements of operations for the nine months ended December 31, 2013 and for the year ended December 31, 2012 give effect to:

1)	The Merger with PN Med Group, Inc. in exchange for stock, warrants and options including conversion of Ekso Bionics’ preferred stock to common stock,

2)	The offering and sale of (a) 25,300,000 Units of securities, at a purchase price of $1.00 per Unit, each Unit consisting of one share of common stock and a warrant to purchase one share of common stock (at an exercise price of $2.00 per share and a term of five years), for $25,300,000 in cash proceeds, and (b) 5,000,000 Units of securities, at a purchase price of $1.00 per Unit, each Unit consisting of one share of common stock and a warrant to purchase one share of common stock (at an exercise price of $2.00 per share and a term of five years) and additional warrants to purchase 2,500,000 shares of common stock issued upon conversion of the Bridge Loan,

3)	The repayment of the Senior Secured Note,

4)	Issuance of 250,000 shares to a consultant to Ekso Bionics, and

5)	The issuance of warrants for the purchase of 3,030,000 shares of common stock to the placement agents for services in connection with the transaction, and a warrant for the purchase of 225,000 shares of common stock to a prior lender as an accommodation, as if those transactions occurred on December 31, 2013 for purposes of the pro forma consolidated balance sheet, and on the first day of the respective period for purposes of the pro forma consolidated statement of operations.

Pro forma Adjustments

Adjustments to the accompanying unaudited pro forma consolidated financial statements are as follows:

Balance Sheet:

(a)	Reflects all outstanding pre-merger Ekso Bionics convertible preferred stock and warrants on preferred stock converted into equivalent Holdings common stock or warrants to purchase common stock, as if such conversions and exchanges occurred as of December 31, 2013. The conversion of pre-merger convertible preferred stock into Holdings common stock will be accounted for at the carryover basis because the conversion/exchange was pursuant to the original terms of the respective agreements.

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(b)	Reflects the recapitalization of Holdings to adjust the par value to $0.001 per share for 42,615,556 shares of common stock issued to Ekso Bionics shareholders and to the 5,280,368 shares held by Holdings pre-merger shareholders as if such recapitalization occurred at December 31, 2013. Also reflects the split-off of Holdings’ assets and liabilities, and the elimination of Holdings’ accumulated deficit for periods prior to the Merger into Ekso Bionics for accounting purposes.

(c)	Reflects the proceeds from the sale of 25,300,000 Units of securities for $25,300,000 in cash and the conversion of the 2013 Bridge Notes into 5,000,000 Units of securities and also warrants to purchase 2,500,000 shares of common stock, net of estimated costs (consisting of placement agent commissions, legal and accounting fees) of approximately $4,217,000 in cash (including amounts prepaid and accrual), assumed to be paid in cash at time of closing as if the transactions occurred at December 31, 2013. The fair value of (i) the 250,000 shares issued to an adviser, and (ii) 3,030,000 warrants issued to the Bridge Placement Agent and Placement Agent, will be accounted for at fair value as an increase in accumulated paid in capital (APIC) and a decrease to the proceeds raised in the offering; accordingly, there is no net effect on equity and therefore, not reflected in the pro forma financial statements. The conversion of the 2013 Bridge Notes into Holdings’ common stock is assumed to be accounted for at the carryover basis because the conversion/exchange was pursuant to the original terms of the agreement.

(d)	Reflects the repayment of the Senior Note Payable, and write-off of unamortized debt issue costs plus a prepayment penalty recorded as interest expenses/accumulated deficit as if such repayment and write-off occurred at December 31, 2013. Also, reflects the issuance of warrants to purchase 225,000 shares of common stock to settle the “obligation to issue warrants” accrued as of December 31, 2013 of $95,760 owed to the prior lender in connection with an accommodation related to the issuance of the 2013 Bridge Notes as if such settlement occurred at December 31, 2013.

(e)	Reflects adjustment to par value for 250,000 shares of common stock issued to a consultant in connection with the offering.

Pro forma consolidated statement of operations for the year ended December 31, 2013:

(f)	Eliminates Holdings expenses as if the split-off occurred at the beginning of the periods presented.
(g)	Reflects the issuance of options to directors to purchase 450,000 shares of common stock and to officers and employees to purchase 1,850,000 shares of common stock issued in connection with the Merger as if such issuance occurred on January 1, 2013. The amount of expense for the year of $183,950 was calculated using the Black-Scholes option pricing model with inputs based on data as of January 15, 2014.
(h)	Eliminates interest expense on the 2013 Bridge Notes since issuance and conversion were directly related to the Merger and PPO.
(i)	The pro forma weighted average shares outstanding gives effect to the exchange of pre-merger shares and the newly issued shares in the Merger as if the exchange and issuance occurred at the beginning of the periods presented. The effect of any potentially dilutive warrants and options were anti-dilutive; therefore, dilutive earnings per share is equivalent to basic earnings per share.

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The pro forma consolidated statements of operations do not eliminate interest expense (including the mark-to-market adjustments) related to the 2012 Series B Bridge Notes which were converted into Series B convertible preferred stock in May 2013 and then converted into common stock in the Merger, nor the interest expense (including the mark-to-market adjustments) related to the warrants on preferred stock accounted for as liabilities prior to being converted into common stock in the Merger because the assumption that such financings would not have occurred because of the Merger is not sufficiently supportable. Interest expense and the gain/loss on mark-to market which has not been eliminated in the pro forma consolidated statement of operations for these liabilities is as follows:

Year ended December 31, 2013

Senior Notes Payable	$649,000
2012 Series B Bridge Notes	$962,000

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